Christopher Weil & Company Core Investment Fund (CWCFX)

A series of PFS Funds

Supplement dated October 9, 2018 to the Statement of Additional Information dated March 28, 2018

     Effective immediately all references to Mr. Weil are deleted under the section THE PORTFOLIO MANAGERS starting on page 12 of Statement of Additional Information. Additionally, the same section is supplemented to add information related to Michael Hubbert, the new co-manager of the Fund.

THE PORTFOLIO MANAGERS

The following provides information regarding other accounts managed by the Michael Hubbert as of August 31, 2018:

Mr. Hubbert				Total Assets By
			Number of Accounts	Account Type
	Number of Accounts	Total Assets By	by Type Subject to a	Subject to a
Account Type	by Account Type	Account Type	Performance Fee	Performance Fee
Registered	0	0	0	0
Investment
Companies
Other Pooled	19	$183 million	11	$92 million
Investment Vehicles
Other Accounts	1,231	$457 million	0	0

     As of August 31, 2018, Mr. Hubbert managed the accounts listed above. The Adviser has not identified any material conflicts between the Fund and other accounts managed by Mr. Hubbert. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and of other accounts by Mr. Hubbert at the same time. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby a portfolio manager could favor one account over another. Conversely, when a Fund and other accounts have different investment objectives, risk tolerances and/or time horizons, trades may be made for each account that appear to be in conflict with those of a Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of a Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

     Mr. Hubbert’s compensation as a Fund Portfolio Manager is not a fixed salary. Mr. Hubbert’s compensation is not based on Fund performance. There are no bonuses associated with his service to the Fund. Mr. Hubbert’s compensation is based upon the Adviser's profitability as Mr. Hubbert participates in the profits of the Adviser, including any profits from the advisory fees paid by the Fund.

     The following table shows the dollar range of equity securities beneficially owned by Mr. Hubbert in the Fund as of August 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities in
the Core Investment Fund
Michael Hubbert	$10,001–$50,000

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This Supplement, and the Statement of Additional Information dated March 28, 2018, provide relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-550-9266.